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                                                                    Exhibit 3.98


                           STATE OF MINNESOTA
[SEAL]                     SECRETARY OF STATE

                           ARTICLES OF INCORPORATION
                           Business and Nonprofit Corporations

                           PLEASE TYPE OR PRINT LEGIBLY IN BLACK INK.
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Please read the directions on the reverse side before completing this form. All information on this form is public information.

The undersigned incorporator(s) is an (are) individual(s) 18 years of age or older and adopt the following articles of incorporation to form a (mark ONLY one):

  [ ]  FOR-PROFIT BUSINESS CORPORATION (Chapter 302A)                     [ ] NONPROFIT CORPORATION (Chapter 317A)

                                                          ARTICLE I NAME

The name of the corporation is:

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(Business Corporation names must include a corporate designation such as Incorporated, Corporation, Company, Limited or an abbreviation of one of those words.)

                                          ARTICLE II REGISTERED OFFICE ADDRESS AND AGENT

The registered office address of the corporation is:

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(A complete street address or rural route and rural route box number is required; the address cannot be a P.O. Box) City State Zip

The registered agent at the above address is:

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Name (Note: You are not required to have a registered agent)

                                                        ARTICLE III SHARES

The corporation is authorized to issue a total of __________ shares.
(if you are a business corporation you must authorize at least one share. Nonprofit corporations are not required to have shares.)

                                                     ARTICLE IV INCORPORATORS

I (We), the undersigned incorporator(s) certify that I am (we are) authorized to sign these articles and that the information in these articles is true and correct. I (We) also understand that if any of this information is intentionally or knowingly misstated
that criminal penalties will apply as if I (we) had signed these articles under oath. (Provide the name and address of each incorporator. Each incorporator must sign below. List the incorporators on an additional sheet if you have more than two incorporators.)

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Name                            Street                         City    State   Zip          Signature

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Name                            Street                         City    State   Zip          Signature

Print name and phone number of person to be contacted if there is a question about the filing of these articles.

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Name                                                                   Phone Number
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